UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2021, Great Southern Bancorp, Inc. (the “Company”) entered into amendments of the employment agreements between the Company and William V. Turner, Chairman of the Board of Directors of the Company, and Joseph W. Turner, President and Chief Executive Officer of the Company.

The amendments eliminated a tax gross-up provision which provided generally that if the executive received severance benefits in connection with a change in control of the Company, then to the extent such benefits constituted a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), he would be paid an additional amount (commonly referred to as a “gross-up payment”) that would offset, on an after-tax basis, the effect of any excise tax consequently imposed on him under Section 4999 of the Code. As amended, each employment agreement now provides that if the severance benefits payable to the executive would be a parachute payment under Section 280G of the Code and trigger the excise tax under Section 4999 of the Code, then the severance benefits will be reduced to the executive’s threshold under Section 280G of the Code so that no excise taxes are payable by the executive, unless the executive would receive a greater net-after-tax benefit if he received all of his severance benefits and paid the applicable excise tax himself.

The foregoing description of the amendments is not complete and is qualified in its entirety by reference to the full text of the amendments, which are filed as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1, dated as of November 17, 2021, to the Amended and Restated Employment Agreement, dated as of November 4, 2019, between Great Southern Bancorp, Inc. and William V. Turner

10.2	Amendment No. 2, dated as of November 17, 2021, to the Amended and Restated Employment Agreement, dated as of November 4, 2019, between Great Southern Bancorp, Inc. and Joseph W. Turner

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: November 22, 2021	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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